Exhibit 10.96

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT ("Agreement") is effective as of on the 29th day of August, 2017 ("Effective Date"), by and between OrangeHook, Inc., a Minnesota corporation, Donald M. Miller, an individual residing in the State of Florida, Whitney E. Peyton, an individual residing in the State of Montana, Murray R. Klane, an individual residing in the State of Minnesota, Jeffrey Hattara, an individual residing in the State of Minnesota, James L. Mandel, an individual residing in the State of Minnesota, and MEZ Capital, LLC, a Minnesota limited liability company (hereinafter from time to time referred to collectively as the "Parties").

FACTUAL RECITALS

A.	Identification of the Parties and Related Entities.

1.	OrangeHook, Inc. ("OrangeHook") is a Minnesota corporation with its registered office located in Wayzata, Minnesota.

2.	Whitney E. Peyton ("Peyton") is an individual residing in the State of Montana.

3.	Murray R. Klane ("Klane") is an individual residing in the State of Minnesota.

4.	Jeffrey Hattara ("Hattara") is an individual residing in the State of Minnesota.

5.	James L. Mandel ("Mandel") is an individual residing in the State of Minnesota.

6.	Donald M. Miller ("Miller") is an individual residing in the State of Florida.

7.	MEZ Capital, LLC ("MEZ Capital") is a Minnesota limited liability company with its registered office located in Edina, Minnesota.

B.	Identification of the Two Loan Debts.

1.	$250,000 Loan.

(a)	By way of a written Commercial Promissory Note dated July 7, 2017 ("$250,000 Note"), OrangeHook, as borrower, entered into a loan with MEZ Capital in the amount of $250,000 ("$250,000 Loan").

(b)	OrangeHook's payment and performance of the $250,000 Note's terms were guaranteed by
(c)
four separate written Guarantees executed by Peyton, Klane, Hattara, and Mandel (hereinafter collectively referred to as the "$250,000 Guarantors"). The four written Guarantees and the $250,000 Note shall hereinafter be referred to as the "$250,000 Loan Documents."

(d)
As of the Effective Date, the amount owed with respect to the $250,000 Loan is $278,250 ("$250,000 Loan Amount"), which is comprised of $250,000 in unpaid principal, $15,000 in accrued interest, and a $13,250 in extension fee.

2.	$1,000,000 Loan.

(a)
By way of a Commercial Promissory Note, dated July 31, 2017 ("$1,000,000 Note") OrangeHook, as borrower, entered into a loan with MEZ Capital, as lender, in the amount of $1,000,000 ("$1,000,000 Loan").

(b)
OrangeHook's payment and performance of the terms of the $1,000,000 Note was guaranteed by five separate written guarantees ("$1,000,000 Guarantees") executed by Miller, Peyton, Klane, Hattara, and Mandel (hereinafter collectively referred to as the "$1,000,000 Guarantors"). The $250,000 Guarantors and the $1,000,000 Guarantors are collectively defined as "Guarantors." OrangeHook, along with each of the Guarantors, provided a confession of judgment in the face amount of $1,230,000 plus other amounts stated therein (collectively, "Confessions of Judgment").

(c)	The $1,000,000 Note, the $1,000,000 Guarantees, and the Confessions of Judgement are hereinafter referred to collectively as the "$1,000,000 Loan Documents."

(d)
As of the Effective Date, the amount owed with respect to the $1,000,000 Loan is $1,144,500 ("$1,000,000 Loan Amount"), which is comprised of $1,000,000 in unpaid principal, $90,000 in accrued interest and a $54,500 extension fee.

AGREEMENT

NOW, THEREFORE, in mutual consideration, the sufficiency of which is hereby acknowledged, the Parties agree and consent as follows:

1.	Adoption and Acknowledgement of Recited Facts, Consideration, Debt Amounts, and Documents.

(a)	Adoption of Recited Facts. The Parties represent and agree that the facts as recited above are all true and correct and are hereby adopted verbatim for purposes of this Agreement.

(b)
Acknowledgment of Sufficient Mutual Consideration.  The sufficiency of consideration includes, without limitation that MEZ Capital entered into this Agreement in reliance of the state of warranties, representations, payments, and additional terms to be provided by (a) OrangeHook and the $250,000 Guarantors; and (b) OrangeHook and the $1,000,000 Guarantors.

(c)
Acknowledgment of the Loan Amounts.  The Parties acknowledge that all of the above-stated monetary items concerning the $250,000 Loan Amount and the $1,000,000 Loan Amount (collectively referred to as the "OrangeHook Debt Amounts") are true and accurate as of the Effective Date.

(d)
Acknowledgment and Reaffirmation of Documents.  The Parties acknowledge and reaffirm the legal validity of the above $250,000 Loan Documents and the $1,000,000 Loan Documents (collectively referred to as the "OrangeHook Debt Documents"), both presently and throughout the duration of this Agreement and further acknowledge and agree that OrangeHook and the Guarantors, have no defenses to MEZ Capital's enforcement of the OrangeHook Debt Documents.

(e)
Without limiting its other acknowledgments and reaffirmations hereunder, OrangeHook hereby specifically reaffirms the legal validity of its obligations under the confession of judgment it executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

(f)
Without limiting his other acknowledgments and reaffirmations hereunder, Miller hereby specifically reaffirms the legal validity of his obligations under the confession of judgment he executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

(g)
Without limiting his other acknowledgments and reaffirmations hereunder, Peyton hereby specifically reaffirms the legal validity of his obligations under the confession of judgment he executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

(h)
Without limiting his other acknowledgments and reaffirmations hereunder, Klane hereby specifically reaffirms the legal validity of his obligations under the confession of judgment he executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

(i)
Without limiting his other acknowledgments and reaffirmations hereunder, Hattara hereby specifically reaffirms the legal validity of his obligations under the confession of judgment he executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

(j)
Without limiting his other acknowledgments and reaffirmations hereunder, Mandel hereby specifically reaffirms the legal validity of his obligations under the confession of judgment he executed and delivered in favor of MEZ Capital with respect to the $1,000,000 Loan.

2.	Duration of the Term of Agreement.

(a)   Term of Agreement. This Agreement has a term commencing on the date hereof and continuing until October 30, 2017, unless its existence is earlier terminated upon the occurrence of any of the following events of termination:

i.	Upon such date of termination mutually agreed upon in a writing signed by and between all the Parties; or

ii.	At the option of MEZ Capital upon a breach of the terms of this Agreement by OrangeHook or by one or more of the Guarantors; or

iii.	Upon full payment of all the OrangeHook Debt Amounts.

(b)   Effect of Termination.  On October 30, 2017, or such earlier date as specified in section 2(a) above, the then outstanding balances of each of the OrangeHook Debt Amounts inclusive of all then accrued interest, as well as all costs of collection (including without limitation attorneys' fees) that were incurred after the Effective Date, shall become immediately due and payable to MEZ Capital.

3.
Payment Terms for OrangeHook and the Guarantors.  The following are the extension terms concerning the payments to be made on behalf of OrangeHook and the respective Guarantors on the $250,000 Loan and the $1,000,000 Loan.

(a)	Payment on the $250,000 Loan. OrangeHook and the $250,000 Guarantors shall pay the $250,000 Loan as follows:

Payment Amount	Due Date
$278,250	October 1, 2017

To be timely, the above payment must be received by, and be in the physical possession of MEZ Capital no later than the time and date so specified for such payment.

If the above payment is not timely received by MEZ Capital, then MEZ Capital at its option may terminate this Agreement.

(b)	Payment on the $1,000,000 Loan. OrangeHook and the $1,000,000 Guarantors shall pay the $1,000,000 Loan as follows:

Payment Amounts	Due Dates
$90,000	October 1, 2017
$1,054,500	October 30, 2017

To be timely, the above payments must be received by, and be in the physical possession of MEZ Capital no later than the time and date so specified for such payments.

If the above payments are not timely received by MEZ Capital, then MEZ Capital at its option may terminate this Agreement.
4.
Termination of this Agreement.  Provided a default does not occur hereunder, during the term of this Agreement, MEZ Capital agrees not to take any action not set forth in this Agreement to enforce its rights under the OrangeHook Debt Documents, or to otherwise seek to collect the OrangeHook Debt Amounts except as provided hereunder.  Upon termination of this Agreement, on October 30, 2017 or earlier as provided above, MEZ Capital shall be entitled to exercise all of its rights and remedies under the OrangeHook Debt Documents.

5.
Specific Representations and Warranties.  In entering into this Agreement, OrangeHook and the respective Guarantors concerning the two loans referenced hereunder, each for themselves make the following specific representations and warranties to and in favor of MEZ Capital for the specific purpose and intent of inducing MEZ Capital to enter into this Agreement in reliance thereon:

(a)	That it/he is free and fully authorized to enter into this Agreement;

(b)
That it/he has not taken any action, and will not voluntarily take any action during the duration of this Agreement, that will directly or indirectly, prevent the full and timely performance of its/his obligations under this Agreement.

(c)
That it/he has not received notification of, and otherwise are not aware of, any claims not identified in this Agreement or in the public record by third-parties on or regarding all the payments, the $250,000 Loan Documents and the $1,000,000 Loan Documents as set forth and defined in this Agreement; and

(d)
OrangeHook specifically represents and warrants that it currently has good corporate standing with the applicable governing authorities and that all required corporate authority actions were taken to approve and authorize the entity to enter into this Agreement and to have this Agreement executed and its terms fully implemented and honored by its designated officers, representatives, and agents.

6.	General Provisions.

(a)
OrangeHook and the respective Guarantors represent and warrant that no other person or entity has, or has had, any interest in the payments and security afforded as specified in this Agreement; that it/he/she has the sole right and exclusive authority to execute this Agreement and/or to convey or receive any sums, interests, entitlements and/or rights specified in it; and that it/he/she has not sold, assigned, transferred, conveyed or otherwise disposed of any sums, interests, rights, entitlements and/or rights referred to in this Agreement.

(b)
OrangeHook and the respective Guarantors each understand and agree that no failure or delay on the part of the others in exercising any right, power, privilege and/or remedy hereunder and no course of dealing between the Parties hereto shall operate as a waiver of such rights, powers, privileges and remedies after termination of this Agreement. No single or partial exercise of any right, power, privilege, or remedy by any Party hereunder shall preclude any other or further exercise by it of any right, power, privilege, or remedy.

(c)
OrangeHook and the respective Guarantors each understand and agree that the applicable law for the construction and enforcement of this Agreement shall be the State of Minnesota. This Agreement shall be construed without regard to the Party or Parties responsible for its preparation, and will be deemed as prepared jointly by all the  Parties hereto.  In resolving any ambiguity or uncertainty relating to the document, the Parties agree that no consideration or weight shall be given to the identity of the Party drafting the Agreement.

(d)
OrangeHook and the respective Guarantors agree that they have read this Agreement, that they fully understand their rights, privileges and duties thereunder and that they enter into it freely and voluntarily and in making this Agreement they are  each relying upon their own independent judgment, having had the opportunity to retain legal counsel to advise them in this matter, and they are not relying upon any representations or statements made by any other party or by any other person; and that they knowingly and with due and proper authorization agree to all of the terms and provisions of this Agreement.

(e)
OrangeHook and the respective Guarantors each understand and agree that the paragraphs and provisions contained in this Agreement are deemed to be independent, and if a provision or a portion of this Agreement is held invalid by a Court of competent jurisdiction, then the remaining provisions, and paragraphs contained therein, shall be enforced according to their terms.

(f)
OrangeHook and the respective Guarantors each understand and agree that this Agreement contains the entire agreement and understanding with regard to the matters set forth in it and shall be binding upon and inure to the benefit of MEZ Capital and their successors, assigns, representatives, agents, executors, administrators, personal representatives, trustees and beneficiaries. OrangeHook and the respective Guarantors further understand and agree that this Agreement supersedes any prior oral or written agreements between the Parties, as well as the OrangeHook Debt Agreements until the Agreement terminates, and that there have been no verbal understandings or agreements which would in any way change the terms, covenants and conditions herein set forth; provided further and notwithstanding anything to the contrary herein, the previous written Agreement, dated September 8, 2017 between the Parties, as well as the related Secretary's Certificate, are superseded in all respects by this Agreement and shall be of no further effect whatsoever. OrangeHook and the respective Guarantors understand and agree that no modification of this Agreement, and no waiver of the terms and conditions contained herein, shall be effective unless it is in writing and duly executed by all of the Parties. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. This Agreement may be executed by facsimile or electronic signatures.

(g)   Any written communications and notices required by, permitted by or regarding this Agreement shall be deemed made when in writing, and mailed in accordance with the terms and to the addresses set forth in the OrangeHook Loan Documents. All such notices and communications shall be effective when delivered in person or transmitted by facsimile or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made.

IN WITNESS WHEREOF, OrangeHook, the Guarantors, and MEZ Capital have executed this Agreement on the above Effective Date.

 ORANGEHOOK, INC.

/s/ James L. Mandel
      James L. Mandel, CEO

STATE OF MINNESOTA   )
                                                 ) ss.
COUNTY OF HENNEPIN    )

On this 15th day of September 2017, James L. Mandel appeared before me known to me to be the CEO of OrangeHook, Inc., the Minnesota corporation described in the foregoing Agreement, and who acknowledged that he executed the same on behalf of OrangeHook, Inc. as its own free act and deed as a duly authorized representative thereof.

 _________________________________
Notary Public

[Signature Pages Continue]

 MEZ CAPITAL, LLC

/s/ Richard L. Morris
      Richard L. Morris, Manager

STATE OF MINNESOTA   )
                                               ) ss.
COUNTY OF HENNEPIN   )

On this ____ day of September 2017, Richard L. Morris appeared before me known to me to be the Manager of MEZ Capital, LLC, the limited liability company described in the foregoing Agreement, and who acknowledged that he executed the same on behalf of MEZ Capital, LLC as its own free act and deed as a duly authorized representative thereof.

_________________________________
Notary Public

[Signature Pages Continue]

STATE OF MONTANA   )
                                              ) ss.
COUNTY OF MADISON )

/s/ Whitney E. Peyton
       Whitney E. Peyton

On this 15th day of September 2017, Whitney E. Peyton appeared before me known to me to be the person described in the foregoing Agreement, and who acknowledged that he executed the same as his own free act and deed.

_________________________________
Notary Public

[Signature Pages Continue]

STATE OF MINNESOTA   )
                                                 ) ss.
COUNTY OF HENNEPIN    )

/s/  Murray R. Klane
      Murray R. Klane
On this 15th day of September 2017, Murray R. Klane appeared before me known to me to be the person described in the foregoing Agreement, and who acknowledged that he executed the same as his own free act and deed.

_________________________________
Notary Public

[Signature Pages Continue]

STATE OF MINNESOTA )
                                                ) ss.
 COUNTY OF HENNEPIN  )

 /s/ Jeffrey Hattara
                      Jeffrey Hattara

 On this 15th day of September 2017, Jeffrey Hattara appeared before me known to me to be the person described in the foregoing Agreement, and who acknowledged that he executed the same as his own free act and deed.

_________________________________
Notary Public

[Signature Pages Continue]

 STATE OF MINNESOTA )
                                                ) ss.
COUNTY OF HENNEPIN   )

/s/ James L. Mandel
     James L. Mandel

 On this 15th day of September 2017, James L. Mandel appeared before me known to me to be the person described in the foregoing Agreement, and who acknowledged that he executed the same as his own free act and deed.

_________________________________
Notary Public

STATE OF FLORIDA      )
                                             ) ss.
COUNTY OF COLLIER    )

/s/ Donald M. Miller
      Donald M. Miller

 On this 15th day of _September 2017, Donald M. Miller appeared before me known to me to be the person described in the foregoing Agreement, and who acknowledged that he executed the same as his own free act and deed.

_________________________________
Notary Public